The Cook & Bynum Fund
Schedule of Investments
as of June 30, 2024 (Unaudited)

COMMON STOCKS - 76.4%	Shares	Value
Breweries - 13.4%
Anheuser-Busch InBev SA/NV - ADR	128,304	$7,460,877
Union de Cervecerias Peruanas Backus y Johnston SAA	500,000	2,958,203
		10,419,080

Conglomerates - 16.8%
Berkshire Hathaway, Inc. - Class B(a)	32,013	13,022,888

Consumer Staples - Merchandise Retail - 3.2%
BIM Birlesik Magazalar AS	149,000	2,486,775

Health Care - 0.5%
EuroEyes International Eye Clinic Ltd.	630,000	419,513

Industrial Machinery & Supplies & Components - 0.6%
Gesco SE	26,532	473,101

Retail - Convenience Stores - 7.6%
Fomento Economico Mexicano SAB de CV - ADR	54,513	5,868,325

Soft Drink Bottling and Distribution - 25.2%(b)
Arca Continental SAB de CV(c)	1,986,195	19,530,827

Wired and Wireless Telecommunications Carriers - 9.1%
Liberty Latin America Ltd. - Class A(a)	81,841	786,492
Liberty Latin America Ltd. - Class C(a)	654,782	6,299,003
		7,085,495
TOTAL COMMON STOCKS (Cost $44,677,390)		59,306,004

PREFERRED STOCKS - 10.1%
Soft Drink Bottling and Distribution - 10.1%
Coca-Cola Embonor SA, Class B, 0.00%	5,301,259	7,852,882
TOTAL PREFERRED STOCKS (Cost $10,125,460)		7,852,882

SHORT-TERM INVESTMENTS - 12.5%
U.S. Treasury Bills - 12.5%	Par
5.26%, 07/02/2024(d)	9,745,000	9,743,583
TOTAL SHORT-TERM INVESTMENTS (Cost $9,743,595)		9,743,583

TOTAL INVESTMENTS - 99.0% (Cost $64,546,445)		$76,902,469
Money Market Deposit Account - 1.0%(e)		778,911
Liabilities in Excess of Other Assets - 0.0%(f)		(26,428)
TOTAL NET ASSETS - 100.0%		$77,654,952

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
NV - Naamloze Vennootschap
SA - Sociedad Anónima
SA/NV - Societe Anonime/Naamloze Vennootschap
SAA - Sociedad Anomina Abierta
SAB de CV - Sociedad Anónima Bursátil de Capital Variable

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(d)	The rate shown is the effective yield as of June 30, 2024.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of June 30, 2024 was 3.27%.

(f)	Represents less than 0.05% of net assets.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Summary of Fair Value Disclosure as of June 30, 2024 (Unaudited)

The Cook & Bynum Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	59,306,004	–	–	59,306,004
Preferred Stocks	7,852,882	–	–	7,852,882
U.S. Treasury Bills	–	9,743,583	–	9,743,583
Total Investments	67,158,886	9,743,583	–	76,902,469

Refer to the Schedule of Investments for additional information.

Allocation of Portfolio Holdings by Country as of June 30, 2024
(% of Net Assets)
Mexico	$25,399,152	32.8%
United States	22,766,471	29.3
Chile	7,852,882	10.1
Belgium	7,460,877	9.6
Bermuda	7,085,495	9.1
Peru	2,958,203	3.8
Turkey	2,486,775	3.2
Germany	473,101	0.6
Hong Kong	419,513	0.5
Other Assets in Excess of Other Assets	752,483	1.0
	$77,654,952	100.0%